UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2010
Jabil Circuit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14063	38-1886260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10560 Dr. Martin Luther King, Jr. Street North, St. Petersburg, Florida 33716

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (727) 577-9749
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.
     On October 28, 2010, Jabil Circuit, Inc. (the “Company”) entered into an Underwriting Agreement with J.P. Morgan Securities LLC and the several underwriters listed therein (the “Underwriters”), in connection with the offer and sale of an aggregate principal amount of $400.0 million 5.625% senior unsecured notes due 2020 (the “Offering”). The Company’s gross proceeds from the Offering were $400.0 million. The Offering was made pursuant to the Company’s registration statement on Form S-3 (Registration Statement No. 333-154835), which was automatically effective when filed with the Securities and Exchange Commission on October 29, 2008 (the “Registration Statement”).
     The Underwriting Agreement contains customary representations, warranties and agreements by the Company, along with customary closing conditions, termination provisions, and obligations, including those for indemnification, of the Company and the Underwriters.
     The Underwriters have performed commercial banking, investment banking and advisory services for the Company from time to time for which they have received customary fees and reimbursement of expenses. The Underwriters may, from time to time, engage in transactions with, and perform services for, the Company in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. Certain of the Underwriters or their respective affiliates are parties to one or more of the following: the Company’s $1.2 billion amended and restated five-year unsecured credit facility; the Company’s $100.0 million foreign asset-backed securitization program expiring on March 17, 2011; and the Company’s $270.0 million U.S. asset-backed securitization program expiring on March 16, 2011.
     The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the complete terms and conditions of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1, incorporated by reference into this Item 1.01 and incorporated by reference into the Registration Statement.
Item 8.01      Other Events.
     On October 28, 2010, Jabil Circuit, Inc. issued a press release announcing the pricing of the Offering. A copy of the press release is filed and attached hereto as Exhibit 99.1, and incorporated by reference into this Item 8.01.
Item 9.01      Financial Statements and Exhibits.
(d)     Exhibits
        The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 28, 2010, between Jabil Circuit, Inc., J.P. Morgan Securities LLC and the several underwriters listed therein.
99.1	Press Release dated October 28, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JABIL CIRCUIT, INC. (Registrant)
October 29, 2010	By:	/s/ Forbes I.J. Alexander
Forbes I.J. Alexander,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 28, 2010, between Jabil Circuit, Inc., J.P. Morgan Securities LLC and the several underwriters listed therein.
99.1	Press Release dated October 28, 2010.

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